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                                 OAKLEY, INC.

                   EIGHTH AMENDMENT TO AMENDED AND RESTATED
                               CREDIT AGREEMENT

         This EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 27, 1997 and entered into by and among OAKLEY, INC., a Washington corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as current agent for Lenders (in such capacity, "Agent") and, for purposes of Section 4 hereof, the Consenting Parties (as defined herein), and is made with reference to that certain Amended and Restated Credit Agreement dated as of August 15, 1995, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 22, 1995, the Second Amendment to Amended and Restated Credit Agreement, dated as of October 10, 1996, the Third Amendment to Amended and Restated Credit Agreement, dated as of November 25, 1996, the Fourth Amendment to Amended and Restated Credit Agreement, dated as of January 29, 1997, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of March 31, 1997, the Sixth Amendment to Amended and Restated Credit Agreement, dated as of March 31, 1997, and the Seventh Amendment to Amended and Restated Credit Agreement, dated as of May 14, 1997, each by and among Company, Lenders and Agent (as amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                       RECITALS

         A. Company and Lenders desire to amend the Credit Agreement to provide for certain clarifications of and technical modifications to the terms thereof.

         B. Lenders have agreed to waive certain provisions of the Credit Agreement, as provided herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

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         SECTION 1.  MODIFICATIONS AND WAIVERS TO THE CREDIT AGREEMENT.

         Section 1.1.  AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

         ""OFFICE BUILDING CAPITAL EXPENDITURES" means Capital Expenditures relating to the construction of Company's headquarters office building located at 1 Icon, Foothill Ranch, Orange County, California 92610; PROVIDED that any modifications or improvements to such office building after 1997 shall not be deemed to be Office Building Capital Expenditures."

         (b) Section 7.6A(i)(a) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting the following in replacement therefor:

         "(a) taxes paid in cash, minus tax refunds or reimbursements received in cash which relate to such taxes paid during the four fiscal quarter period referred to below,"

         (c) Section 7.6A(i)(b) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting the following in replacement therefor:

         "(b) Capital Expenditures (other than Office Building Capital Expenditures, Capital Expenditures attributable to Investments permitted under Section 7.3 hereof and Capital Expenditures incurred in June 1996 in the aggregate amount of $4,300,000 in connection with the acquisition of the Nevada titanium facility) paid in cash and Stock Payments (determined as of the last day of any fiscal quarter of Company for the four consecutive fiscal quarters then ended in each case with respect to the Company and its Subsidiaries on a consolidated basis in conformity with
     GAAP) to"

         (d)  Section 7.6A of the Credit Agreement is


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hereby further amended by inserting the following at the end of such section:

         "For purposes hereof, "current portion of Funded Debt" shall not include any portion of Company's working capital Indebtedness which, by its terms or by the terms of any instrument or agreement relating thereto matures more than one year from, or is directly renewable or extendable at the option of Company to a date more than one year from (including an option of the Company obligating the lender or lenders of such Indebtedness to extend credit over a period of one year or more from), the last day of the fiscal quarter most recently completed."

         (e) Section 7.8 of the Credit Agreement is hereby amended by deleting the entirety of such section and inserting the following in replacement therefor:

         "Company shall not, and shall not permit its Subsidiaries to, make or incur Office Building Capital Expenditures except during its 1995, 1996 or 1997 Fiscal Years and shall not permit the aggregate amount of all such Office Building Capital Expenditures during all such Fiscal Years to exceed $47,000,000."

         Section 1.2 WAIVER OF SECTION 7.6A. The provisions of Section 7.6A of the Credit Agreement are hereby waived and deemed to be of no force and effect for the period from March 30, 1997 through and including the Eighth Amendment Effective Date (as hereinafter defined).

         SECTION 2.  EFFECTIVENESS

         Section 1 of this Amendment shall become effective (the date of such effectiveness being referred to herein as the "Eighth Amendment Effective Date") on the date that (a) Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) copies of this Amendment executed by Company and each Consenting Party and (b) Agent, on behalf of Lenders shall have received a counterpart of this Amendment duly executed by the Requisite Lenders.


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         SECTION 3.  COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender, as of the date hereof and as of the Eighth Amendment Effective Date, that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and each Consenting Party.

         C. NO CONFLICT. The execution, delivery and performance by Company and each Consenting Party of this Amendment do not and will not (i) violate the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries, (ii) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, which violation could reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries in a manner that could reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (v) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its


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Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution, delivery and performance by Company and each Consenting Party of this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Company and each Consenting Party, as applicable, and is the legally valid and binding obligation of Company and each Consenting Party, enforceable against each such Person in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. ABSENCE OF DEFAULT. Upon giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

         SECTION 4.  ACKNOWLEDGEMENT AND CONSENT

         Repeat Incorporated, an Arizona corporation ("Repeat"), and Barter Optical, Inc., a Washington corporation ("Barter"), are parties to the Guaranty, pursuant to which Repeat and Barter have guarantied the Obligations of Company under the Credit Agreement. Repeat and Barter are collectively referred to herein as the "Consenting Parties".

         Each Consenting Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.
 Each Consenting Party hereby confirms that the Guaranty will continue to guaranty to the fullest extent possible the payment and performance of all "Guarantied Obligations" (as such term is defined in the Guaranty), including without limitation the payment and performance of all such Guarantied Obligations, in re-


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spect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and all Notes.

         Each Consenting Party acknowledges and agrees that the Guaranty shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

         Each Consenting Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Consenting Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Consenting Party to any future amendments to the Credit Agreement.

         SECTION 5.  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

              (i) On and after the Eighth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

              (ii) Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver


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         of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its internal counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Requisite Lenders and each of the other parties hereto and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                       OAKLEY, INC., as the Borrower

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------



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                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as Agent


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as a Lender


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       UNION BANK OF CALIFORNIA N.A.,
                                       (formerly named Union Bank) as a Lender


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


ACKNOWLEDGMENT AND CONSENT

BARTER OPTICAL, INC., as a
Consenting Party


By:
   --------------------------------
Title:
      -----------------------------


REPEAT INCORPORATED, as a
Consenting Party


By:
   --------------------------------
Title:
      -----------------------------



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